UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2017

PROTAGONIST THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37852	98-0505495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Protagonist Therapeutics, Inc.

7707 Gateway Blvd., Suite 140

Newark, California 94560-1160

(Address of principal executive offices, including zip code)

(510) 474-0170

(Registrant’s telephone number, including area code)

521 Cottonwood Drive, Suite 100

Milpitas, California 95035

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

Protagonist Therapeutics, Inc. (the “Company”) is filing this Current Report on Form 8-K to correct the address for the Company’s 2017 Annual Meeting of Stockholders (the “Annual Meeting”) previously noted in the Company’s notice of Annual Meeting and definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 24, 2017 (the “Proxy Statement”). The correct address for the Annual Meeting is as follows:

Pacific Research Center

Conference Center

7677 Gateway Blvd.

Newark, CA 94560

The Annual Meeting will be held on May 25, 2017 at 10:00 a.m. local time. Directions to the Annual Meeting can be found on the Company’s website at www.protagonist-inc.com. Other information regarding the Annual Meeting and matters to be voted on can be found in the Proxy Statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Protagonist Therapeutics, Inc.

Dated: May 23, 2017

	By:	/s/ Thomas P. O’Neil
Thomas P. O’Neil
Chief Financial Officer